UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 4, 2005
                        (Date of Earliest Event Reported)

                      OLYMPIC CASCADE FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)


            Delaware                      001-12629              36-4128138
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


            875 NORTH MICHIGAN AVENUE, SUITE 1560, CHICAGO, IL 60611
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

SEVERANCE AGREEMENT WITH MICHAEL BRESNER

         On February 4, 2005, National Securities Corporation ("National"), the wholly-owned subsidiary of Olympic Cascade Financial Corporation (the "Company," "we" or "us") entered into a Severance Agreement (the "Severance Agreement") with Michael A. Bresner. The Severance Agreement provides for the termination of Mr. Bresner's existing employment with National.

         Pursuant to the Severance Agreement, Mr. Bresner's employment terminated, and he resigned as National's President and as a Director, effective February 4, 2005.

         Pursuant to the Severance Agreement, Mr. Bresner will receive monthly severance payments of $6,250 commencing March 1, 2005 and ending February 1, 2006, for a total amount of $75,000.

APPOINTMENT OF MARK GOLDWASSER

         Effective as of February 4, 2005, National appointed Mark Goldwasser, as President. This appointment was approved by the Board of Directors of both the Company and National.

         Mr. Goldwasser is presently an executive officer and director of the Company.

         The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Mr. Bresner is incorporated by reference from our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 27, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit

         10.43 Severance Agreement, dated February 4, 2005 between Michael A. Bresner and Nationals Securities Corporation.



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                OLYMPIC CASCADE FINANCIAL CORPORATION

                                By: /s/ Mark Goldwasser
                                    ----------------------------------------
                                    Mark Goldwasser
                                    President and Chief Executive Officer

Dated: February 9, 2005